SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549




                               FORM 8-K/A

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported):  January 21, 1999


                  DIME COMMUNITY BANCSHARES, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                0-27782                     11-3297463

      (State or other       (Commission File Number)        (IRS Employer
      jurisdiction of                                    Identification No.)
      incorporation)


            209 HAVEMEYER STREET, BROOKLYN, NEW YORK   11211
      (Address of principal executive offices, including zip code)

   Registrant's telephone number, including area code: (718) 782-6200



                                  NONE
      (Former name or former address, if changed since last report)

      The Registrant hereby amends the items, financial statements, exhibits or other portions of its current report on Form 8-K dated January 21, 1999 and filed February 5, 1999 as set forth herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.
      (a) (i) The following documents have been filed on December 29, 1998 with the Securities and Exchange Commission (the "Commssion") by Financial Bancorp, Inc. ("FIBC") as part of FIBC's Annual Report on Form 10-K for the year ended September 30, 1998 pursuant to the Exchange Act of 1934, as amended, and are incorporated by reference in this Form 8-K/A:

            a) Consolidated Statements of Financial Condition as of September
               30, 1998 and 1997;

            b) Consolidated Statements of Income for the years ended
               September 30, 1998, 1997 and 1996;

            c) Consolidated Statements of Cash Flows for the years ended
               September 30, 1998, 1997 and 1996;

            d) Consolidated Statements of Changes in Stockholders' Equity for
               the years ended September 30, 1998, 1997 and 1996;

            e) Notes to Consolidated Financial Statements;

            f) Independent Auditors Report dated as of December 4, 1998.


      (a) (ii) The following unaudited consolidated financial statements as of and for the three months ended December 31, 1998 of FIBC and Subsidiaries are attached hereto as Exhibit 99.2 and are incorporated herein by reference:

            a) Consolidated Statements of Financial Condition as of December
               31, 1998;

            b) Consolidated Statements of Income and Other Comprehensive Income
               for the three months ended December 31, 1998;

            c) Consolidated Statement of Changes in Stockholders' Equity for
               the three months ended December 31, 1998;

            d) Consolidated Statements of Cash Flows for the three months ended
               December 31, 1998 and 1997; and

            e) Notes to the consolidated financial statements.

      (b)   The pro forma financial information that is required pursuant to
Article 11 of Regulation S-X is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

      (c)   Exhibits:

                  Exhibit No.                      Description
                  2.1                              Agreement and Plan of Merger dated as of July 18, 1998, by and between
                                                   Dime Community Bancshares, Inc. and Financial Bancorp, Inc. *

                  23.1                             Consent of Independent Certified Accountants dated as of April 5, 1999.

                  99.1                             Press Release issued on January 21, 1999.**

                  99.2                             Financial Bancorp, Inc. and Subsidiaries Unaudited Consolidated Financial
                                                   Statements as of December 31, 1998 and for the three months ended
                                                   December 31, 1998 and 1997.

                  99.3                             Dime Community Bancshares, Inc. and Subsidiary and Financial Bancorp, Inc.
                                                   and Subsidiaries Pro Forma Condensed Combined Unaudited Consolidated
                                                   Statement of Financial Condition as of December 31, 1998 and
                                                   Statement of Operations for the six months ended December 31, 1998 and year ended June 30, 1998 and related notes.


* This exhibit has been previously filed by the Registrant with the Form S-4 (Registration No. 333-66761) filed by Dime Community Bancshares, Inc. on November 4, 1998, and is incorporated herein by reference.

** This exhibit has been previously filed by the Registrant with Form 8-K on filed by Dime Community Bancshares, Inc. February 5, 1999, and is incorporated herein by reference.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 DIME COMMUNITY BANCSHARES, INC.



                          /s/ KENNETH J. MAHON
                    By:  ___________________________________________________
                         Kenneth J. Mahon
                         Executive Vice President and Chief Financial Officer


Dated: April 6, 1999

                                 Exhibit Index

                  Exhibit No.                      Description
                  2.1                              Agreement and Plan of Merger dated as of July 18, 1998, by and between
                                                   Dime Community Bancshares, Inc. and Financial Bancorp, Inc. *

                  23.1                             Consent of Independent Certified Accountants dated as of April 6, 1999.

                  99.1                             Press Release issued on January 21, 1999.**

                  99.2                             Financial Bancorp, Inc. and Subsidiaries Unaudited Consolidated
                                                   Financial Statements as of December 31, 1998 and for the three months ended December 31, 1998 and 1997.

                  99.3                             Dime Community Bancshares, Inc. and Subsidiary and Financial Bancorp, Inc.
                                                   and Subsidiaries Pro Forma Condensed Combined Unaudited Consolidated
                                                   Statement of  Financial Condition as of December 31, 1998 and
                                                   Statements of Operations for the six months ended December 31, 1998 and year ended June 30, 1998 and related notes.



 * This exhibit has been previously filed by the Registrant with the Form S-4 (Registration No. 333-66761) filed by Dime Community Bancshares, Inc. on November 4, 1998, and is incorporated herein by reference.

 ** This exhibit has been previously filed by the Registrant with Form 8-K filed by Dime Community Bancshares, Inc. on February 5, 1999, and is incorporated herein by reference.
                                       5